Exhibit 10.1

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY "[***]," HAS BEEN OMITTED BECAUSE IT IS BOTH (1) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
					1	8
2. AMENDMENT/MODIFICATION NO. P00017		3. EFFECTIVE DATE See Block 16C		4. REQUISITION/PURCHASE REQ. NO. ASP339751	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA		7. ADMINISTERED BY (If other than Item 6)	CODE
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

SIGA TECHNOLOGIES, INC. 1385150

Attn: DANIEL J. LUCKSHIRE

SIGA TECHNOLOGIES, INC.         31, EA

31, EAST 62ND STREET

NEW YORK NY 10065

				(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
				x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201800019C
10B. DATED (SEE ITEM 13) 09/10/2018
CODE 1385150			FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning           copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule				Net Increase:	$25,625,600.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE				A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.         THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X				D. OTHER (Specify type of modification and authority) FAR 43.103(a) Modification by mutual agreement of the parties.
E. IMPORTANT:		Contractor	☒ is not	☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 13-3864870

UEI: VJRNRTSL22K4

The purpose of this modification is to exercise and fully fund Option CLIN 0023, 0025, 0027, update Article G.4 Key Personnel, and update Article I.1 Federal Acquisition Regulations (FAR) (48 CFR Chapter 1) Clauses in accordance with Class Deviation (CD) No. 2025-01 from the Federal Acquisition Regulation (FAR) regarding Executive Order (EO) 14172 and EO. 14168 (CAAC Letter 2025.01 Supplement 1). The total contract funded amount is increased by $25,625,600 from [***] to [***].

All other terms and conditions remain unchanged.

OTA: N

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby, CSO & EVP				16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) AUDREY A. GLOVER
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED		16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Dennis E. Hruby, CSO & EVP		March 25, 2025		/s/ Audrey A. Glover		March 26, 2025
(Signature of person authorized to sign)				(Signature of Contracting Officer)
Previous edition unusable					STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201800019C/P00017			PAGE OF
				2	8
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Discount Terms: HHS NET 30P Period of Performance: 01/01/2020 to 09/09/2028 Add Item 18 as follows:
18	CLIN0023 - Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) * TC = [***] vials Period of Performance: [***] Obligated Amount: $10,240,000.00 Accounting Info: 2025.Q99BS25.26039 Appr. Yr.: 2025 CAN: Q99BS25 Object Class: 26039 Funded: $10,240,000.00 Add Item 19 as follows:				10,240,000.00
19	CLIN0025 - Surge Capacity Fill/finish final drug product (from bulk drug substance procured under CLIN0023) Period of Performance: [***] Obligated Amount: $15,360,000.00 Accounting Info: 2025.Q99BS25.26088 Appr. Yr.: 2025 CAN: Q99BS25 Object Class: 26088 Funded: $15,360,000.00 Add Item 20 as follows:				15,360,000.00
20

CLIN0027 - Surge Capacity - Delivery of FDP to

the SNS (from bulk drug substance procured under CLIN0023)

Period of Performance: [***]

Obligated Amount: [***]

Accounting Info:

2025.Q99BS25.22006 Appr. Yr.: 2025 CAN: Q99BS25 Object Class: 22006

Funded: [***]

					[***]
NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Base Period Cost Reimbursement CLIN
Item	Period of Performance	Supplies/Services	Estimated Cost	Fixed Fee	Cost + Fixed Fee (CPFF)
0001 Base	[***]	Late-Stage development activities toward FDA approval for parenteral (IV) antiviral	[***]	[***]	[***]
Total (CLIN0001)			[***]	[***]	[***]

Base Period Fixed CLINs
Item	Period of Performance	Supplies/Services	Unit (# of Doses or Dose Equivalents)	Unit Price ($)	Total ($)
0002 Base	[***]	Initial purchase and delivery of nonparenteral (oral) formulated antiviral as final drug product (FDP) to SNS	[***]	[***]	[***]
0003 Base	[***]	Initial procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = 28 vials	[***]	[***]	[***]
0004 Base	[***]	Fill/finish of final drug product (from bulk drug substance procured under CLIN0003)	[***]	[***]	[***]
0005 Base	[***]	Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0003) *Monthly rate TC = [***]	[***]	[***]	[***]
0006 Base	[***]	Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0003 and Process Validation lot manufactured under CLIN0001)	[***]	[***]	[***]
Total (CLINs 0002-0006)					[***]

Optional Cost Reimbursement CLINs
Item	Period of Performance	Supplies/Services	Estimated Cost	Fixed Fee	Cost + Fixed Fee (CPFF)
0007 (Option Funded)	[***]	Phase IV post-marketing commitments (nonparenteral (oral) formulation)) including [***]	[***]	[***]	$14,612,790 (Funded)
0008 (Option Funded)	[***]	Phase IV Post Marketing commitments (parenteral (IV) formulation)) including [***]	[***]	[***]	$3,586,806 (Funded)
Total (CLINs 0007-0008)			[***]	[***]	[***]

Optional Fixed CLINs
Item	Period of Performance	Supplies/Services	Treatment Courses (# of Product)	Unit Price ($)	Total ($)
0009A (Option Funded)	[***]

Procurement of raw materials used in manufacturing of unmicronized API in sufficient quantity to support the production of [***] courses of nonparenteral (oral) formulated antiviral for SNS replenishment. Such raw materials may be forward processed.

			363,070 (raw material)	[***]	$11,255,170 (Funded)
0009B (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,023 (raw material)	[***]	$33,765,417 (Funded)
0009C (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,023 (raw material)	[***]	$33,765,417 (Funded)
0009D (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	121,024 (raw material)	[***]	$33,765,696 (Funded)
0010 (Option Funded)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	363,070	[***]	$112,551,700 (Funded)
0011 (Option)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS	363,070	[***]	$112,551,700 (Funded)
0012 (Option Funded)	[***]	Additional procurement of a nonparenteral (oral) formulated antiviral as FDP and delivery to SNS	363,072	[***]	$112,552,320 (Funded)
0013 (Option Funded)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = [***] vials	32,000	[***]	$10,240,000 (Funded)
0014 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0013). *Monthly rate per TC = [***]	32,000	[***]	[***]
0015 (Option Funded)	[***]	Surge Capacity Fill/finish of final drug product (from bulk drug substance procured under CLIN0013)	32,000	[***]	$15,360,000 (Funded)
0016 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0013). *Monthly rate per TC = [***]	32,000	[***]	[***]
0017 (Option Funded)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0013)	32,000	[***]	[***]
0018 (Option Funded)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = [***] vials	32,000	[***]	$10,240,000 (Funded)
0019 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0018). *Monthly rate per TC = [***]	32,000	[***]	[***]
0020 (Option Funded)	[***]	Surge Capacity Fill/finish of final drug product from bulk drug substance procured under CLIN0018)	32,000	[***]	$15,360,000 (Funded)
0021 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0018). *Monthly rate per TC = [***]	32,000	[***]	[***]
0022 (Option Funded)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0018).	32,000	[***]	[***] (Funded)
0023 (Option Funded)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC= [***] vials	32,000	[***]	$10,240,000 (Funded)
0024 (Option)	[***]	Surge Capacity –Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN0023). *Monthly rate per TC = [***]	32,000	[***]	[***]
0025 (Option Funded)	[***]	Surge Capacity Fill/finish of final drug product (from bulk drug substance procured under CLIN0023)	32,000	[***]	$15,360,000 (Funded)
0026 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0023). *Monthly rate per TC: [***]	32,000	[***]	[***]
0027 (Option)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN0023)	32,000	[***]	[***] (Funded)
Total (CLINs 0009A – 0027)					[***]
Total Contract Value					[***]
Total Funded					[***]

ARTICLE G.4 KEY PERSONNEL is deleted and replaced as follows:

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to the contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement's skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the contractor is terminated for cause or separates from the contractor voluntarily with less than thirty (30) days' notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties.

The following individual(s) is/are considered to be essential to the work being performed hereunder:

Name	Functional Area
Dennis Hruby, Executive Vice President – Chief Scientific Officer	Principal Investigator
Emily Blum, Director, Clinical Development	Clinical Development Lead
Kristin Murray, Senior Vice President, Regulatory and Quality	Quality Assurance Lead
Tove' Bolken, Senior Vice President, Chief Supply Chain Officer	Supply Chain Lead
Paul Long, Senior Director, Regulatory Affairs	Regulatory Lead
Kady Honeychurch, Director, Project Management	Program Management
George Wong, Vice President, Drug Development and Technical Operations	Manufacturing Lead
[***]	Pharmacovigilance Lead

ARTICLE I.1 FEDERAL ACQUISITION REGULATIONS (FAR) (48 CFR CHAPTER 1) CLAUSES

In accordance with Class Deviation (CD) No. 2025-01 from the Federal Acquisition Regulation (FAR) Regarding Executive Order (EO) 14173 and EO. 14168. (CAAC Letter 2025.01 Supplement 1), the following clauses shall be removed and added to this Contract and enforced if applicable:

Removed:

●	52.222-21 Prohibition of Segregated Facilities
●	52.222-26 Equal Opportunity
●	52.222-29 Notification of Visa Denial

Added (Enforced if applicable):

●	52.204-8, Annual Representations and Certifications (JAN 2025) (DEVIATION FEB 2025)
●	52.212-3, Offeror Representations and Certifications—Commercial Products and Commercial Services (MAY 2024) (DEVIATION FEB 2025)
●	52.212-5, Contract Terms and Conditions Required To Implement Statutes or Executive Orders— Commercial Products and Commercial Services (JAN 2025) (DEVIATION FEB 2025)
●	52.213-4, Terms and Conditions—Simplified Acquisitions (Other Than Commercial Products and Commercial Services) (JAN 2025) (DEVIATION FEB 2025)
●	52.222-6 Construction Wage Rate Requirements (AUG 2018) (DEVIATION FEB 2025)
●	52.222-9 Apprentices and Trainees (JULY 2005)
●	52.222-11 Subcontracts (Labor Standards) (MAY 2014) (DEVIATION FEB 2025)
●	52.222-12 Contract Termination—Debarment (MAY 2014) (DEVIATION FEB 2025)
●	52.244-6, Subcontracts for Commercial Products and Commercial Services (JAN 2025) (DEVIATION FEB 2025)

All other terms and conditions of this contract remain unchanged and in full force and effect.

END OF MODIFICATION P00017 to HHSO100201800019C